Exhibit 99.1

NEWS RELEASE
CONTACTS: CONMED Corporation Robert Shallish Chief Financial Officer 315-624-3206 Joele Frank, Wilkinson Brimmer Katcher Andy Brimmer / Jamie Moser 212-355-4449

Preliminary Results Indicate Shareholders Support the Election of ALL Directors

Nominated by CONMED at the Annual Meeting

UTICA, New York, September 10, 2014 – CONMED Corporation (NASDAQ: CNMD) today announced that, based on the preliminary vote count provided by its proxy solicitor following the Company’s 2014 Annual Meeting, shareholders have elected all eight of CONMED’s director nominees: Brian Concannon, Charles Farkas, Jo Ann Golden, Curt Hartman, Dirk Kuyper, Jerome Lande, Stephen Mandia and Mark Tryniski. As previously announced, Bruce Daniels and Dr. Stuart Schwartz are stepping down from the Board after many years of service.

Commenting on the preliminary results, CONMED issued the following statement:

“CONMED’s Board and management thank our shareholders for their support and the valuable insights they have offered throughout this process. We are committed to maintaining an open dialogue with shareholders on corporate governance as we continue to focus on improving CONMED’s performance to create significant long-term shareholder value. We also thank Bruce Daniels and Stu Schwartz for their service on CONMED’s Board of Directors and their many contributions to the Company.”

“With the Annual Meeting behind us, we look forward to aggressively pursuing the performance enhancements necessary to return CONMED to a leadership position in the global markets we serve.”

The preliminary voting also indicated that shareholders approved all of the other proposals submitted for a vote at the Annual Meeting.

Final results of the election will be published once they are certified by the independent inspector of elections, IVS Associates, Inc., following the customary review and challenge period.

About CONMED

CONMED is a medical technology company with an emphasis on surgical devices and equipment for minimally invasive procedures. The Company’s products are used by surgeons and physicians in a variety of specialties including orthopedics, general surgery, gynecology, neurosurgery and gastroenterology. Headquartered in Utica, New York, the Company’s 3,600 employees distribute its products worldwide from several manufacturing locations. CONMED has a direct selling presence in 16 countries outside the United States and international sales constitute more than 50% of the Company’s total sales.

Forward Looking Information

This press release contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties which could cause actual results, performance or trends, to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above, to prove to be correct; (ii) the risks relating to forward-looking statements discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013; (iii) cyclical purchasing patterns from customers, end-users and dealers; (iv) timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the possibility that any new acquisition or other transaction may require the Company to reconsider its financial assumptions and goals/targets; (vii) increasing costs for raw material, transportation or litigation; and/or (viii) the Company’s ability to devise and execute strategies to respond to market conditions.